UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2007
ISOTIS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33272	20-5825634

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Goodyear
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 595-8710
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
SIGNATURES

Item 3.02 Unregistered Sales of Equity Securities.
     As previously reported, IsoTis, Inc., a Delaware corporation (the “Company”) commenced, pursuant to offer memorandums dated December 14, 2006 (the “Offer Memorandums”), an exchange offer (“Exchange Offer”) for all of the issued and outstanding common shares of IsoTis S.A., a Swiss corporation (“IsoTis S.A.”), pursuant to which it offered to exchange one of its shares of common stock for each ten common shares of IsoTis S.A. As the final step of the transactions contemplated by the Exchange Offer, and as contemplated in the Offer Memorandums, on July 23, 2007, the merger (the “Merger”) of IsoTis S.A. with and into IsoTis International SA., a Swiss corporation and wholly-owned subsidiary of the Company, was closed. The Merger consideration for the minority IsoTis S.A. shareholders consisted of the same consideration previously offered; namely, one share of Company common stock for each ten common shares of IsoTis S.A. The Merger was settled on August 3, 2007, and the Company issued an additional 681,297 shares of its common stock.
     The issuance of common stock described above was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Rule 802 promulgated under the Securities Act. At the commencement of the Exchange Offer, IsoTis S.A. was a “foreign private issuer,” as that term is defined in Rule 405 under the Securities Act, and as of November 14, 2006 (30 days prior to the commencement of the Exchange Offer), U.S. shareholders held less than 10% of the outstanding common shares of IsoTis S.A. In determining this percentage, the Company applied the procedures prescribed by Rule 800(h) under the Securities Act. U.S. holders of common shares of IsoTis S.A. were permitted to participate in the Exchange Offer (including the Merger) on terms at least as favorable as those offered in any other jurisdiction. All informational documents provided to IsoTis S.A. shareholders in connection with the Exchange Offer (including in connection with the Merger) were furnished, in English, to the SEC on Form CB by the first business day after publication or dissemination and were disseminated, in English, to U.S. shareholders on a comparable basis to that provided to shareholders in Switzerland. Any information relating to the Exchange Offer (including the Merger) that IsoTis S.A. or the Company has disseminated to stockholders located outside the U.S. has been disseminated in the U.S. in a manner reasonably calculated to inform U.S. holders of the offer. Finally, the legend required by Rule 802(b) under the Securities Act has been included as required in the informational documents regarding the Exchange Offer (including the Merger) disseminated to U.S. holders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2007	ISOTIS, INC.
	By:	/s/ Robert J. Morocco
Robert J. Morocco
Chief Financial Officer/Treasurer and Secretary